UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Strategy Inc

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Explanatory Note

On April 28, 2026, Strategy Inc (the “Company”), commenced sending, in connection with its 2026 Annual Meeting of Stockholders to be held on Monday, June 8, 2026, to (i) a Notice of Internet Availability of Proxy Materials to holders of its common stock (the “Common Notice”) and (ii) a Notice of Internet Availability of Proxy Materials to holders of its Variable Rate Series A Perpetual Stretch Preferred Stock (the “STRC Notice”). Copies of the Common Notice and the STRC Notice are attached hereto as Annex A and Annex B, respectively.

Annex A

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect the following eight (8) directors for the next year. For Nominees: 01) Michael J. Saylor 02) Phong Q. Le 03) Brian P. Brooks 04) Jane A. Dietze 05) Stephen X. Graham 06) Jarrod M. Patten 07) Carl J. Rickertsen 08) Gregg J. Winiarski 2. To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For 3. To approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. For 4. To ratify, pursuant to Section 204 of the General Corporation Law of the State of Delaware, the filing and effectiveness of the Certificate of Amendment to the Certificate of Designations of the Company’s 8.00% Series A Perpetual Strike Preferred Stock filed with the Secretary of State of the State of Delaware on July 7, 2025, and the amendment to the liquidation preference of such stock effectuated thereby. For 5. To approve and adopt an amendment and restatement of the Certificate of Designations of the Company’s Variable Rate Series A Perpetual Stretch Preferred Stock to provide for two scheduled dividends payment dates per month, instead of one. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V94454-P51388

Annex B

Your Vote Counts! STRATEGY INC 2026 Annual Meeting Vote by June 7, 2026 11:59 PM EDT V94457-P51145 You invested in STRATEGY INC and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting applicable to the holders of Variable Rate Series A Perpetual Stretch Preferred Stock. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 8, 2026. Holders of Common Stock will receive a separate notice.Get informed before you vote View the Annual Report and Notice of Meeting & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 8, 2026 10:00 a.m., Eastern Daylight Time Virtually at: www.virtualshareholdermeeting.com/MSTR2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of certain of the proposals being presented at the upcoming stockholder meeting. Shares of Variable Rate Series A Perpetual Stretch Preferred Stock may only be voted on Proposal 5. Please follow the instructions on the reverse side to vote these important matters. STRATEGY INC 2026 Annual Meeting Vote by June 7, 2026 11:59 PM EDT Voting Items Board Recommends 5. To approve and adopt an amendment and restatement of the Certificate of Designations of the Company’s Variable Rate Series A Perpetual Stretch Preferred Stock to provide for two scheduled dividend payment dates per month, instead of one. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. V94458-P51145